EXHIBIT 32.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ResCon Technology Corporation, on Form 10-QSB for the fiscal quarter ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), the undersigned, Henrik Klausgaard, the Principal Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: August 16, 2004         /S/ Henrick Klausgaard
                              ---------------------------------
                              Henrik Klausgaard,
                              Principal Executive Officer